SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2011 (February 17, 2011)

BIOMIMETIC THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

389 Nichol Mill Lane, Franklin, Tennessee 37067
(Address of principal executive offices)

(615) 844-1280
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On February 17, 2011, BioMimetic Therapeutics, Inc. (“Company”) issued a press release that announced highlights from its analyst and investor meeting which was held on Thursday, February 17th in San Diego, CA in conjunction with the American Academy of Orthopedic Surgery (AAOS) Annual Meeting.  The Company’s  management team provided updates regarding the Company’s May 12, 2011 Orthopedic and Rehabilitation Devices Panel Meeting to review the Premarket Approval (PMA) application for Augment™ Bone Graft for the treatment of foot and ankle fusions in the U.S. The Company also released results of its pre-clinical study of interbody lumbar spine fusion and provided updates on other product development activities.

A copy of the press release and the slides presented at the meeting are furnished as Exhibit 99.1 and Exhibit 99.2 respectively to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

99.1	Press Release dated February 17, 2011
99.2	Slide Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.

By:	/s/ Earl Douglas
Name:	Earl Douglas
Title:	General Counsel

Date:	February 23, 2011